UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2021

BETTER FOR YOU WELLNESS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-56262	87-2903933
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1349 East Broad Street
 Columbus, Ohio, United States 43205
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (614) 368-9898

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

"We", "Us", "The Issuer" and or "the Company" refer to Better For You Wellness, Inc., a Nevada Company.

Item 1.01 Entry into a Material Definitive Agreement.

Amended and Corrected Equity Purchase Agreement

On December 3, 2021, the Company executed an Amended and Corrected Equity Purchase Agreement (the "Equity Purchase Agreement") with Williamsburg Venture Holdings LLC, a Nevada limited liability Company ("WVH"). The Equity Purchase Agreement provides that WVH shall purchase from the Company, upon the filing of a Current Report on Form 8-K regarding the Company ceasing to be a "shell" company and on the approval of an uplisting to the OTCQB or higher market, $250,000 of the Company's common stock at a 15% discount to the last closing price of the Company's common stock as reported by the OTC Markets Group.  The Equity Purchase Agreement also provides that, upon the filing of a registration statement on Form S-1 covering all the shares sold to WVH under the Equity Purchase Agreement and related Amended and Corrected Registration Rights Agreement (the "Registration Rights Agreement"), WVH shall purchase an additional $250,000 of the Company's common stock at a 15% discount to the last closing price of the Company's common stock as reported by the OTC Markets Group.

The above description of the Equity Purchase Agreement is a summary only and is subject to, and qualified entirely by, the Equity Purchase Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Amended and Corrected Registration Rights Agreement

On December 3, 2021, the Company also executed the Registration Rights Agreement with WVH.  Under the terms and conditions of the Registration Rights Agreement, and to induce WVH to enter into the Equity Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended (the "Securities Act").  The Registration Rights agreement provides that the Company shall, on or before the one hundred and eightieth (180th) day after December 3, 2021, file with the SEC a prospectus supplement on effective Form S-1 covering the maximum number of Registrable Securities (as defined therein) as shall be permitted to be included thereon in accordance with applicable SEC rules, regulations and interpretations so as to permit the resale of such Registrable Securities by the WVH, including but not limited to under Rule 415 under the Securities Act at then prevailing market prices (and not fixed prices), as mutually determined by both the Company and the WVH (the "Initial Registration Statement"). The Initial Registration Statement shall register only Registrable Securities. The Company shall use its commercially reasonable efforts to have the Initial Registration Statement and any amendment thereto declared effective by the SEC at the earliest possible date (in any event, within ninety (90) calendar days after the filing date of the Initial Registration Statement).  The Registration Rights Agreement also provides that the Company is obligated to file additional registration statements under certain circumstances.

The above description of the Registration Rights Agreement is a summary only and is subject to, and qualified entirely by, the Registration Rights Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits

NUMBER	EXHIBIT

10.1	Amended and Corrected Equity Purchase Agreement by and between Better For You Wellness, Inc. and Williamsburg Venture Holdings LLC

10.2	Amended and Corrected Registration Rights Agreement by and between Better For You Wellness, Inc. and Williamsburg Venture Holdings LLC

99.1	Press Release

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Better For You Wellness, Inc.
Dated: December 7, 2021	/s/ Ian James
Ian James Chief Executive Officer